Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

101 North Phillips Avenue
Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip code)

Wells Fargo & Company

Law Department, Trust Section

MAC N9305-175

Sixth Street and Marquette Avenue, 17th Floor

Minneapolis, Minnesota 55479

(612) 667-4608

(Name, address and telephone number of agent for service)

AutoNation, Inc.

(Exact name of obligor as specified in its charter)

See Table of Additional Registrants

Delaware	73-1105145
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

200 SW 1st Ave Fort Lauderdale, FL	33301
(Address of principal executive offices)	(Zip code)

Debt Securities

(Title of the indenture securities)

TABLE OF ADDITIONAL REGISTRANTS

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
7 ROD REAL ESTATE NORTH, A Limited Liability Company	Wyoming	84-1167321
7 ROD REAL ESTATE SOUTH, A Limited Liability Company	Wyoming	84-1167320
Abraham Chevrolet-Miami, Inc.	Delaware	65-0802822
Abraham Chevrolet-Tampa, Inc.	Delaware	65-0802820
ACER Fiduciary, Inc.	Delaware	65-0945065
HVM IMPORTS, LLC f/k/a AL MAROONE FORD, LLC	Delaware	65-0944227
Albert Berry Motors, Inc.	Texas	74-1487498
Allison Bavarian	California	94-2707588
ALLISON BAVARIAN HOLDING, LLC	Delaware	20-5224408
ALL-STATE RENT A CAR, INC.	Nevada	88-0143152
American Way Motors, Inc.	Tennessee	62-1333714
AN CADILLAC OF WPB, LLC	Delaware	35-2234609
AN Central Region Management, LLC	Delaware	01-0756957
AN Chevrolet - Arrowhead, Inc.	Delaware	91-1933520
AN CJ VALENCIA, INC.	Delaware	20-2859034
AN COLLISION CENTER OF ADDISON, INC.	Delaware	75-1053127
AN Collision Center of Las Vegas, Inc.	Nevada	88-0168433
AN COLLISION CENTER OF NORTH HOUSTON, INC.	Delaware	26-3118395
AN Collision Center of Tempe, Inc.	Delaware	86-0928952
AN CORPORATE MANAGEMENT PAYROLL CORP.	Delaware	26-3725783
AN Motors on South Padre, LP f/k/a AN Corpus Christi Chevrolet, LP	Texas	32-0031564
AN Corpus Christi GP, LLC	Delaware	32-0031563
AN Corpus Christi Imports Adv. GP, LLC	Delaware	90-0080282
AN Corpus Christi Imports Adv., LP	Texas	90-0080295
AN Corpus Christi Imports GP, LLC	Delaware	27-0041420
AN Corpus Christi Imports II GP, LLC	Delaware	27-0041425
AN Corpus Christi Imports II, LP	Texas	32-0031566
AN Corpus Christi Imports, LP	Texas	32-0031567
AN CORPUS CHRISTI MOTORS, INC.	Delaware	20-5547917
AN Corpus Christi T. Imports GP, LLC	Delaware	27-0041422
AN Corpus Christi T. Imports, LP	Texas	13-4214051
AN County Line Ford, Inc.	Texas	75-1687008
AN Dealership Holding Corp.	Florida	65-0608572
AN F. Imports of Atlanta, LLC	Delaware	57-1174466
AN F. Imports of Hawthorne Holding, LLC	Delaware	65-0944669
AN F. Imports of Hawthorne, LLC	Delaware	65-1040982
AN F. Imports of North Denver, LLC	Delaware	52-2124965
AN F. Imports of North Phoenix, Inc.	Delaware	86-0928953

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
AN F. Imports of Roseville Holding, LLC	Delaware	20-5226908
AN F. Imports of Roseville, Inc.	Delaware	76-0489587
RENTON H IMPORTS, INC. f/k/a AN F. Imports of Seattle, Inc.	Delaware	84-1491657
HVA IMPORTS, LLC f/k/a AN F. Imports of Sterling, LLC	Delaware	52-2135875
AN Florida Region Management, LLC	Delaware	52-2135867
AN Fort Myers Imports, LLC	Delaware	65-0944636
AN Fremont Luxury Imports, Inc.	Delaware	86-0928954
AN H. Imports of Atlanta, LLC	Delaware	35-2229690
AN IMPORTS OF FT. LAUDERDALE, INC.	Delaware	20-5147883
AN Imports of Seattle, Inc.	Delaware	65-0978211
AN IMPORTS OF SPOKANE, INC.	Delaware	26-4461138
AN Imports of Stevens Creek Holding, LLC.	Delaware	20-5226306
AN Imports of Stevens Creek Inc.	Delaware	52-2119516
AN Imports on Weston Road, Inc.	Florida	59-1968718
AN LUXURY IMPORTS GP, LLC	Delaware	90-0121570
AN LUXURY IMPORTS HOLDING, LLC	Delaware	20-5682480
AN Luxury Imports of Coconut Creek, Inc.	Delaware	86-0928950
AN Luxury Imports of Marietta, LLC	Delaware	65-0964278
AN LUXURY IMPORTS OF PALM BEACH, INC.	Delaware	20-8671889
AN LUXURY IMPORTS OF PEMBROKE PINES, INC.	Delaware	22-3869449
AN Luxury Imports of Phoenix, Inc.	Delaware	26-4461301
AN LUXURY IMPORTS OF SAN DIEGO, INC.	Delaware	20-5682367
AN Luxury Imports of Sanford, LLC	Delaware	65-0952134
AN Luxury Imports of Sarasota, Inc.	Delaware	20-0551681
AN LUXURY IMPORTS OF SPOKANE, INC.	Delaware	27-1210937
AN Luxury Imports of Tucson, Inc.	Delaware	26-1182858
AN Luxury Imports, Ltd.	Texas	90-0121575
AN Motors of Brooksville, Inc.	Florida	59-2690846
AN MOTORS OF DALLAS, INC.	Delaware	26-1769977
AN MOTORS OF DELRAY BEACH, INC.	Delaware	20-1405067
AN Motors of Memphis, Inc.	Tennessee	62-1038471
AN MOTORS OF SCOTTSDALE, LLC	Delaware	52-2102864
AN Pontiac GMC Houston North GP, LLC	Delaware	16-1641915
AN Pontiac GMC Houston North, LP	Texas	13-4214055
AN Seattle Motors, Inc.	Delaware	91-1197824
AN SUBARU MOTORS, INC.	Delaware	20-5685964
AN T. Imports of Atlanta, LLC	Delaware	47-0922628
AN Texas Region Management, Ltd.	Texas	02-0654987
AN Tucson Imports, LLC	Delaware	52-2102866
AN Valencia Auto Imports, Inc.	Delaware	35-2437399
AN West Central Region Management, LLC	Delaware	02-0654986
AN Western Region Management, LLC	Delaware	01-0756952
AN/CF Acquisition Corp.	Delaware	65-0927849
AN/GMF, Inc.	Delaware	36-3087611
AN/KPBG Motors, Inc.	Washington	91-1739519
AN/MF Acquisition Corp.	Delaware	65-0961375
AN/MNI Acquisition Corp.	Delaware	65-1024377

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
AN/PF Acquisition Corp.	Delaware	65-0927848
Anderson Chevrolet	California	94-1503305
Anderson Chevrolet Los Gatos, Inc.	California	77-0262368
Anderson Cupertino, Inc.	California	65-0770033
Appleway Chevrolet, Inc.	Washington	91-0538143
Auto Ad Agency, Inc.	Maryland	52-1295158
AUTO CAR HOLDING, LLC	Delaware	20-5225856
Auto Car, Inc.	California	68-0129623
Auto Company VI, Inc.	Delaware	45-4496998
Auto Company VII, Inc.	Delaware	45-4497100
Auto Company VIII, Inc.	Delaware	45-4497147
Auto Company IX, Inc.	Delaware	45-4497193
NY Luxury Motors of Mt. Kisco, Inc. f/k/a Auto Company X, Inc.	Delaware	45-4497466
Auto Company XI, Inc.	Delaware	45-4497510
Auto Company XII, Inc.	Delaware	45-4497553
Auto Company XIII, Inc.	Delaware	45-4497721
Auto Company XIV, Inc.	Delaware	45-4497604
AN Collision Center FTL South, Inc. f/k/a Auto Company XVI, Inc.	Delaware	46-4538029
Auto Company XVII, Inc.	Delaware	46-4541217
NY LNR Luxury Imports, Inc f/k/a Auto Company XVIII, Inc.	Delaware	46-4541298
Auto Company XIX, Inc.	Delaware	46-4541407
NY Mt. Kisco Luxury Imports, Inc. f/k/a AutoNation Direct Nevada, Inc. f/k/a Auto Company XX, Inc.	Delaware	46-4541484
Auto Company XXI, Inc.	Delaware	46-4541577
Auto Company XXII, Inc.	Delaware	46-4541640
Auto Company XXIII, Inc.	Delaware	46-4541717
NY White Plains Luxury Imports, Inc. f/k/a Auto Company XXIV, Inc.	Delaware	46-4541840
Auto Company XXV, Inc.	Delaware	46-4541976
Auto Company XXVI, Inc.	Delaware	46-4542058
Auto Company XXVII, Inc.	Delaware	46-4542110
Auto Company XXVIII, Inc.	Delaware	46-4542327
Auto Company XXIX, Inc.	Delaware	46-4551856
Auto Company XXX, Inc.	Delaware	46-4551989
Auto Company XXXI, Inc.	Delaware	46-4552034
Auto Company XXXII, Inc.	Delaware	46-4552448
Auto Company XXXIII, Inc.	Delaware	46-4552813
Auto Company XXXIV, Inc.	Delaware	46-4552876
Auto Company XXXV, Inc.	Delaware	46-4552919
Auto Company XXXVI, Inc.	Delaware	46-4552973
Auto Company XXXVII, Inc.	Delaware	46-4553033
Auto Company XXXVIII, Inc.	Delaware	46-4553097
Auto Company XXXIX, Inc.	Delaware	46-4553176
Auto Company XL, Inc.	Delaware	46-4564206
Auto Company XLI, Inc.	Delaware	46-4564729
Auto Company XLII, Inc.	Delaware	46-4564833
Auto Company XLIII, Inc.	Delaware	46-4565019

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
Auto Company XLIV, Inc.	Delaware	46-4565133
Auto Company XLV, Inc.	Delaware	46-4565251
Auto Dealership III, LLC	Delaware	45-4503383
Auto Dealership IV, LLC	Delaware	45-4503422
Auto Dealership V, LLC	Delaware	45-4503462
Auto Dealership VI, LLC	Delaware	45-4503772
Auto Dealership VII, LLC	Delaware	45-4503837
Auto Dealership VIII, LLC	Delaware	45-4503899
Auto Dealership IX, LLC	Delaware	45-4503953
Auto Dealership X, LLC	Delaware	45-4504002
AL F-L Motors, LLC f/k/a Auto Dealership XI, LLC	Delaware	45-4504161
TN CDJR Motors, LLC f/k/a Auto Dealership XII, LLC	Delaware	45-4504914
TN F Imports, LLC f/k/a Auto Dealership XIII, LLC	Delaware	45-4504984
GA CDJR Motors, LLC f/k/a Auto Dealership XIV, LLC	Delaware	45-4505030
GA H Imports, LLC f/k/a Auto Dealership XV, LLC	Delaware	45-4505078
GA HY Imports, LLC f/k/a Auto Dealership XVI, LLC	Delaware	46-4537858
GA Columbus Imports, LLC f/k/a Auto Dealership XVII, LLC	Delaware	46-4553266
GA F Imports, LLC f/k/a Auto Dealership XVIII, LLC	Delaware	46-4571435
AL Fort Payne Motors, LLC f/k/a Auto Dealership XIX, LLC	Delaware	46-4582474
Auto Dealership XX, LLC	Delaware	46-4598610
Auto Dealership XXI, LLC	Delaware	46-4611681
Auto Dealership XXII, LLC	Delaware	46-4640265
Auto Dealership XXIII, LLC	Delaware	46-4657168
Auto Dealership XXIV, LLC	Delaware	46-4667987
Auto Dealership XXV, LLC	Delaware	46-4705830
Auto Dealership XXVI, LLC	Delaware	46-4733662
Auto Dealership XXVII, LLC	Delaware	46-4756234
Auto Dealership XXVIII, LLC	Delaware	46-4800106
Auto Dealership XXIX, LLC	Delaware	46-4813183
Auto Dealership XXX, LLC	Delaware	46-4816671
AUTO HOLDING, LLC	Delaware	52-2107831
AUTO MISSION HOLDING, LLC	Delaware	20-5226182
Auto Mission Ltd.	California	94-3141091
Auto West, Inc.	California	94-2946518
Autohaus Holdings, Inc.	Delaware	80-0052569
AutoNation Benefits Company, Inc.	Florida	34-1135160
AutoNation Corporate Management, LLC	Delaware	22-3850167
Pembroke Motors, Inc.	Delaware	65-0948962
AutoNation Enterprises Incorporated	Florida	65-0608578
AUTONATION FINANCIAL SERVICES, LLC	Delaware	65-0725080
AutoNation Fort Worth Motors, Ltd.	Texas	65-1152832
AutoNation GM GP, LLC	Delaware	65-0944592
AutoNation Holding Corp.	Delaware	65-0723604
AutoNation Imports of Katy GP, LLC	Delaware	56-2307537

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
AutoNation Imports of Katy, L.P.	Texas	65-0957160
AutoNation Imports of Lithia Springs, LLC	Delaware	65-1003051
AutoNation Imports of Longwood, Inc.	Delaware	65-1032195
AutoNation Imports of Palm Beach, Inc.	Delaware	65-1102140
AutoNation Imports of Winter Park, Inc.	Delaware	65-1032110
AutoNation Motors Holding Corp.	Delaware	65-1132563
AutoNation Motors of Lithia Springs, Inc.	Delaware	65-1002966
AutoNation North Texas Management GP, LLC	Delaware	33-1037931
AutoNation Northwest Management, LLC	Delaware	01-0756954
AutoNation Orlando Venture Holdings, Inc.	Delaware	65-1137521
AutoNation Realty Corporation	Delaware	65-0711536
AutoNation USA of Perrine, Inc.	Delaware	65-0899807
AUTONATION V. IMPORTS OF DELRAY BEACH, LLC	Delaware	36-4558039
AutoNation.com, Inc.	Delaware	65-0945066
Bankston Auto, Inc.	Texas	75-1336358
Bankston Chrysler Jeep of Frisco, L.P.	Texas	65-1052692
Bankston CJ GP, LLC	Delaware	56-2307538
BANKSTON FORD OF FRISCO, LTD.CO.	Texas	75-2529822
Bankston Nissan in Irving, Inc.	Texas	75-1325663
Bankston Nissan Lewisville GP, LLC	Delaware	73-1670796
Bankston Nissan Lewisville, Ltd.	Texas	06-1699681
Bargain Rent-A-Car	California	95-3821161
Batfish, LLC	Colorado	84-1261352
BBCSS, Inc.	Arizona	58-2434441
Beach City Chevrolet Company, Inc.	California	95-1879646
BEACH CITY HOLDING, LLC	Delaware	20-5226233
Beacon Motors, Inc.	Florida	65-0582254
Bellevue Automotive, Inc.	Delaware	94-3009590
Bell Motors, LLC	Delaware	52-2102862
BENGAL MOTOR COMPANY, LTD.	Florida	59-2985277
Bengal Motors, Inc.	Florida	65-0165367
Bill Ayares Chevrolet, LLC	Delaware	47-0922618
BLEDSOE DODGE, LLC	Delaware	65-0944613
Bob Townsend Ford, Inc.	Delaware	31-0669965
Body Shop Holding Corp.	Delaware	52-2124065
BOSC Automotive Realty, Inc.	Delaware	38-3262849
Brown & Brown Chevrolet—Superstition Springs, LLC	Arizona	86-0904747
Brown & Brown Chevrolet, Inc.	Arizona	86-0128003
Brown & Brown Nissan Mesa, L.L.C.	Arizona	86-0795376
Brown & Brown Nissan, Inc.	Arizona	86-0677220
BUICK MART LIMITED PARTNERSHIP	Georgia	88-0377744
BULL MOTORS, LLC	Delaware	65-0944614
C. Garrett, Inc.	Colorado	84-1264053
CARLISLE MOTORS, LLC	Delaware	65-0944616
CARWELL HOLDING, LLC	Delaware	20-5224795
CARWELL, LLC	Delaware	65-0944617
Centennial Automotive, LLC	Delaware	65-0944626
CERRITOS BODY WORKS HOLDING, LLC	Delaware	20-5225440

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
Cerritos Body Works, Inc.	California	33-0374316
CHAMPION CHEVROLET HOLDING, LLC	Delaware	20-5224897
CHAMPION CHEVROLET, LLC	Delaware	65-0944618
Champion Ford, Inc.	Texas	76-0171196
Charlie Hillard, Inc.	Texas	75-0922515
Charlie Thomas Chevrolet GP, LLC	Delaware	73-1670803
Charlie Thomas Chevrolet, Ltd.	Texas	20-0058033
Charlie Thomas Chrysler-Plymouth, Inc.	Texas	76-0010351
Charlie Thomas’ Courtesy GP, LLC	Delaware	73-1670811
Charlie Thomas Courtesy Leasing, Inc.	Texas	74-1850452
Charlie Thomas F. GP, LLC	Delaware	33-1062335
Charlie Thomas Ford, Ltd.	Texas	20-0058561
Charlie Thomas’ Courtesy Ford, Ltd.	Texas	06-1699682
CHESROWN AUTO, LLC	Delaware	65-0944619
CHESROWN CHEVROLET, LLC	Delaware	65-0944620
Chesrown Collision Center, Inc.	Colorado	84-1358588
Chesrown Ford, Inc.	Colorado	84-1164224
Chevrolet World, Inc.	Florida	59-2216673
Chuck Clancy Ford of Marietta, LLC	Delaware	47-0922626
CJ VALENCIA HOLDING, LLC	Delaware	20-5226043
Coastal Cadillac, Inc.	Florida	59-3023188
Consumer Car Care Corporation	Tennessee	62-1151481
Contemporary Cars, Inc.	Florida	59-1635976
Cook-Whitehead Ford, Inc.	Florida	59-1165955
Corporate Properties Holding, Inc.	Delaware	65-0948961
Corpus Christi Collision Center, Inc.	Delaware	45-4496075
COSTA MESA CARS HOLDING, LLC	Delaware	20-5226339
Costa Mesa Cars, Inc.	California	33-0626084
Courtesy Auto Group, Inc.	Florida	59-2360236
Courtesy Broadway, LLC	Colorado	20-5417194
Covington Pike Motors, Inc.	Tennessee	58-1366612
CT Intercontinental GP, LLC	Delaware	33-1062337
CT Intercontinental, Ltd.	Texas	20-0057835
CT Motors, Inc.	Texas	76-0387042
D/L Motor Company	Florida	59-3237877
Deal Dodge of Des Plaines, Inc.	Illinois	36-3862968
Dealership Properties, Inc.	Nevada	74-2869002
Dealership Realty Corporation	Texas	76-0218062
Desert Buick-GMC Trucks, L.L.C.	Delaware	52-2102859
Desert Chrysler-Plymouth, Inc.	Delaware	88-0121640
Desert Dodge, Inc.	Nevada	88-0227814
Desert GMC, L.L.C.	Delaware	52-2102860
Dobbs Ford of Memphis, Inc.	Delaware	65-1065025
Dobbs Ford, Inc.	Florida	59-1584177
Dobbs Mobile Bay, Inc.	Alabama	62-1196110
Dobbs Motors of Arizona, Inc.	Arizona	93-0929951
Don Mealey Chevrolet, Inc.	Florida	59-1553076
Don Mealey Imports, Inc.	Florida	59-3099049
Don-A-Vee Jeep-Eagle, Inc.	California	33-0203778
Driver’s Mart Worldwide, Inc.	Virginia	38-3275555

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
EASTGATE FORD, INC.	Ohio	31-0736141
Ed Mullinax Ford, LLC	Delaware	57-1174464
Edgren Motor Company, Inc.	California	94-1561041
EDGREN MOTOR HOLDING, LLC	Delaware	20-5225254
EL MONTE IMPORTS HOLDING, LLC	Delaware	20-5226399
El Monte Imports, Inc.	Delaware	65-0881906
EL MONTE MOTORS HOLDING, LLC	Delaware	20-5226498
El Monte Motors, Inc.	Delaware	65-0881905
EMICH SUBARU WEST, LLC	Delaware	65-0944597
Empire Services Agency, Inc.	Florida	65-0329882
Financial Services GP, LLC	Delaware	02-0695729
Financial Services, Ltd.	Texas	20-0057657
First Team Automotive Corp.	Delaware	59-3440254
First Team Ford of Manatee, Ltd.	Florida	59-3446538
First Team Ford, Ltd.	Florida	59-3366156
First Team Jeep Eagle, Chrysler-Plymouth, Ltd.	Florida	59-3446556
First Team Management, Inc.	Florida	59-2714981
FIT KIT HOLDING, LLC	Delaware	20-5225481
Fit Kit, Inc.	California	33-0115670
Florida Auto Corp.	Delaware	65-0837116
Ford of Kirkland, Inc.	Washington	91-1425985
Fox Chevrolet, LLC	Delaware	47-0922620
HV Collision, LLC f/k/a Fox Imports, LLC	Delaware	47-0922622
FOX MOTORS, LLC	Delaware	47-0922619
Fred Oakley Motors, Inc.	Delaware	75-1524534
FREMONT LUXURY IMPORTS HOLDING, LLC	Delaware	20-5226133
Ft. Lauderdale Nissan, Inc.	Florida	65-0273822
G.B. IMPORT SALES & SERVICE HOLDING, LLC	Delaware	20-5224826
G.B. IMPORT SALES & SERVICE, LLC	Delaware	65-0944605
GENE EVANS FORD, LLC	Delaware	65-0944608
George Sutherlin Nissan, LLC	Delaware	47-0922627
Government Boulevard Motors, Inc.	Alabama	62-1502108
Gulf Management, Inc.	Florida	59-2908603
Hayward Dodge, Inc.	Delaware	94-1689551
Hillard Auto Group, Inc.	Texas	75-1965005
Hollywood Imports Limited, Inc.	Florida	59-2025810
Hollywood Kia, Inc.	Florida	65-0619873
HORIZON CHEVROLET, INC.	Ohio	34-1245635
HOUSE OF IMPORTS HOLDING, LLC	Delaware	20-5226553
House of Imports, Inc.	California	95-2498811
Houston Auto M. Imports Greenway, Ltd.	Texas	20-0057720
Houston Auto M. Imports North, Ltd.	Texas	20-0058197
Houston Imports Greenway GP, LLC	Delaware	56-2307542
Houston Imports North GP, LLC	Delaware	56-2307540
IRVINE IMPORTS HOLDING, LLC	Delaware	20-5225601
Irvine Imports, Inc.	California	33-0374310
IRVINE TOYOTA/NISSAN/VOLVO LIMITED PARTNERSHIP	Georgia	88-0377749
JEMAUTCO, INC.	Ohio	31-1153168

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
JERRY GLEASON CHEVROLET, INC.	Illinois	36-2840037
Jerry Gleason Dodge, Inc.	Illinois	36-4074146
Jim Quinlan Chevrolet Co.	Delaware	59-1055603
Joe MacPherson Ford	California	33-0180618
Joe MacPherson Imports No. I	California	33-0745137
Joe MacPherson Infiniti	California	33-0127306
JOE MACPHERSON INFINITI HOLDING, LLC	Delaware	20-5224941
JOE MACPHERSON OLDSMOBILE	California	33-0293599
JOHN M. LANCE FORD, LLC	Delaware	65-0944184
J-R Advertising Company	Colorado	84-1177523
J-R Motors Company North	Colorado	84-1167355
J-R Motors Company South	Colorado	84-1167319
JRJ Investments, Inc.	Nevada	88-0199942
Kenyon Dodge, Inc.	Florida	59-0479520
King’s Crown Ford, Inc.	Delaware	59-2018826
NY Palisades Luxury Imports, Inc. f/k/a Kirkland Motors, Inc.	Delaware	45-4496937
L.P. Evans Motors WPB, Inc.	Florida	59-0684221
L.P. Evans Motors, Inc.	Florida	59-0601584
Lance Children, Inc.	Ohio	34-1789728
Leesburg Imports, LLC	Delaware	06-1712528
Leesburg Motors, LLC	Delaware	06-1712525
Les Marks Chevrolet, Inc.	Texas	76-0375065
Lew Webb’s Ford, Inc.	California	33-0677560
LEW WEBB’S IRVINE NISSAN HOLDING, LLC	Delaware	20-5225321
Lew Webb’s Irvine Nissan, Inc.	California	33-0374313
Lewisville Imports GP, LLC	Delaware	16-1640974
Lewisville Imports, Ltd.	Texas	06-1647785
Lot 4 Real Estate Holdings, LLC	Delaware	32-0103034
Luxury Orlando Imports, Inc.	Delaware	45-4496251
MacHoward Leasing	California	95-2267692
MACHOWARD LEASING HOLDING, LLC	Delaware	20-5224996
MacPherson Enterprises, Inc.	California	95-2706038
Magic Acquisition Corp.	Delaware	65-0711428
MAGIC ACQUISITION HOLDING, LLC	Delaware	20-5226582
Maitland Luxury Imports, Inc. f/k/a Auto Company XV, Inc.	Delaware	45-4497658
Marks Family Dealerships, Inc.	Texas	74-1405873
Marks Transport, Inc.	Texas	76-0444883
AN Motors of Ft. Lauderdale, Inc. f/k/a Maroone Chevrolet Ft. Lauderdale, Inc.	Florida	65-0721018
AN MOTORS OF PEMBROKE, LLC F/K/A MAROONE CHEVROLET, LLC	Delaware	65-0944183
HVVW Motors, LLC f/k/a MAROONE DODGE, LLC	Delaware	65-0944181
AN MOTORS ON FEDERAL HIGHWAY, LLC F/K/A MAROONE FORD, LLC	Delaware	65-0944179
AN COLLISION CENTER OF SARASOTA, INC. f/k/a Maroone Management Services, Inc.	Florida	65-0721017
MC/RII, LLC	Ohio	31-1751162

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
Mealey Holdings, Inc.	Florida	59-3280283
Metro Chrysler Jeep, Inc.	Florida	59-3002195
Midway Chevrolet, Inc.	Texas	75-1631858
Mike Hall Chevrolet, Inc.	Delaware	74-1940031
Mike Shad Chrysler Plymouth Jeep Eagle, Inc.	Florida	65-0731779
Mike Shad Ford, Inc.	Florida	65-0730472
MILLER-SUTHERLIN AUTOMOTIVE, LLC	Delaware	65-0944177
Mission Blvd. Motors, Inc.	California	94-3179908
MR. WHEELS HOLDING, LLC	Delaware	20-5225351
Mr. Wheels, Inc.	California	95-3050274
Mullinax East, LLC	Delaware	57-1174463
MULLINAX FORD NORTH CANTON, INC.	Ohio	34-1706005
Mullinax Ford South, Inc.	Florida	59-2745619
Mullinax Lincoln-Mercury, Inc.	Delaware	34-1555317
Mullinax Used Cars, Inc.	Ohio	34-1663489
Naperville Imports, Inc.	Delaware	65-1151451
NEWPORT BEACH CARS HOLDING, LLC	Delaware	20-5224604
NEWPORT BEACH CARS, LLC	Delaware	65-0944175
Nichols Ford, Ltd.	Texas	20-0057609
Nichols GP, LLC	Delaware	33-1062338
Nissan of Brandon, Inc.	Florida	59-2872723
Northpoint Chevrolet, LLC	Delaware	47-0922630
Northwest Financial Group, Inc.	Washington	91-1666832
Ontario Dodge, Inc.	California	33-0380793
Oxnard Venture Holdings, Inc.	Delaware	26-3454865
Payton-Wright Ford Sales, Inc.	Texas	75-1231297
Peyton Cramer Automotive	California	33-0612289
PEYTON CRAMER AUTOMOTIVE HOLDING, LLC	Delaware	20-5226609
PEYTON CRAMER F. HOLDING, LLC	Delaware	20-5225040
Peyton Cramer Ford	California	95-3410394
Peyton Cramer Infiniti	California	33-0567152
PEYTON CRAMER INFINITI HOLDING, LLC	Delaware	20-5226653
Peyton Cramer Jaguar	California	33-0567150
Peyton Cramer Lincoln-Mercury	California	33-0679879
PEYTON CRAMER LM HOLDING, LLC	Delaware	20-5224570
Pierce Automotive Corporation	Arizona	86-0811184
PIERCE, LLC	Delaware	65-0944638
Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.	Delaware	86-0928955
Plains Chevrolet GP, LLC	Delaware	06-1699677
Plains Chevrolet, Ltd.	Texas	20-0058622
PMWQ, Inc.	Nevada	75-2748417
PMWQ, Ltd.	Texas	75-2748419
Port City Imports, Inc.	Texas	74-2403712
Prime Auto Resources, Inc.	California	33-0718037
Quality Nissan GP, LLC	Delaware	06-1699678
Quality Nissan, Ltd.	Texas	20-0058629
Quinlan Motors, Inc.	Florida	59-3268936
R. Coop Limited	Colorado	84-1251979
R.L. Buscher II, Inc.	Colorado	84-1171763

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
R.L. Buscher III, Inc.	Colorado	84-1171764
Real Estate Holdings, Inc.	Florida	65-0789583
Republic Resources Company	Delaware	51-0370517
Republic Risk Management Services, Inc.	Florida	65-0782124
Resources Aviation, Inc.	Florida	65-0858501
RI Merger Corp.	Colorado	84-1492421
RI/BB Acquisition Corp.	Delaware	52-2127466
RI/BBNM Acquisition Corp	Arizona	86-0914399
RI/BRC Real Estate Corp.	California	65-0942312
RI/Hollywood Nissan Acquisition Corp.	Delaware	65-0784675
RI/LLC Acquisition Corp.	Colorado	84-1459545
RI/RMC Acquisition GP, LLC	Delaware	33-1062340
RI/RMC Acquisition, Ltd.	Texas	20-0057572
RI/RMP Acquisition Corp.	Delaware	52-2109996
RI/RMT Acquisition GP, LLC	Delaware	02-0695720
RI/RMT Acquisition, Ltd.	Texas	20-0058111
RI/WFI Acquisition Corporation	Delaware	52-2124969
RKR Motors, Inc.	Florida	65-0070349
Roseville Motor Corporation	California	94-2922942
ROSEVILLE MOTOR HOLDING, LLC	Delaware	20-5225195
Sahara Imports, Inc.	Nevada	86-0869592
SAHARA NISSAN, INC.	Nevada	88-0133547
SAUL CHEVROLET HOLDING, LLC	Delaware	20-5224718
SCM Realty, Inc.	Florida	59-2640748
SHAMROCK F. HOLDING, LLC	Delaware	20-5226693
Shamrock Ford, Inc.	California	94-2220473
Six Jays LLC	Colorado	84-1364768
SMI MOTORS HOLDING, LLC	Delaware	20-5226719
SMI Motors, Inc.	California	95-4399082
AN San Jose Luxury Imports Holdings, LLC f/k/a SMYTHE EUROPEAN HOLDING, LLC	Delaware	20-5225929
AN San Jose Luxury Imports, Inc. f/k/a Smythe European, Inc.	California	94-2633163
South Broadway Motors, LLC	Delaware	65-0944625
Southwest Motors of Denver, LLC	Delaware	65-0944643
STAR MOTORS, LLC	Delaware	65-0944646
Steakley Chevrolet GP, LLC	Delaware	02-0695725
Steakley Chevrolet, Ltd.	Texas	20-0058140
Steeplechase Motor Company	Texas	76-0244476
STEVE MOORE CHEVROLET DELRAY, LLC	Delaware	65-0944647
STEVE MOORE CHEVROLET, LLC	Delaware	65-0944670
STEVENS CREEK HOLDING, LLC	Delaware	20-5225154
Stevens Creek Luxury Imports Holding, LLC	Delaware	45-4503334
Stevens Creek Luxury Imports, Inc.	Delaware	45-4496303
Stevens Creek Motors, Inc.	California	94-3010181
Sunrise Nissan of Jacksonville, Inc.	Florida	59-3427446
Sunrise Nissan of Orange Park, Inc.	Florida	59-1357686
Sunset Pontiac-GMC Truck South, Inc.	Florida	59-3128431
Sunset Pontiac-GMC, Inc.	Michigan	38-1919584
Superior Nissan, Inc.	North Carolina	62-1306501

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
SUTHERLIN CHRYSLER-PLYMOUTH JEEP-EAGLE, LLC	Delaware	65-0944667
Sutherlin H. Imports, LLC	Delaware	47-0922631
Sutherlin Imports, LLC	Delaware	65-0944664
SUTHERLIN NISSAN, LLC	Delaware	65-0944665
Sutherlin Town Center, Inc.	Georgia	58-2241820
Tartan Advertising, Inc.	California	33-0191704
Tasha Incorporated	California	94-2512050
HVS Motors, LLC f/k/a TAYLOR JEEP EAGLE, LLC	Delaware	65-0944662
TERRY YORK MOTOR CARS HOLDING, LLC	Delaware	20-5226742
Terry York Motor Cars, Ltd.	California	95-3549353
Texan Ford Sales, Ltd.	Texas	20-0058068
Texan Ford, Inc.	Texas	76-0207034
Texan Sales GP, LLC	Delaware	02-0695727
Texas Management Companies LP, LLC	Delaware	52-2135873
The Consulting Source, Inc.	Florida	59-2183874
The Pierce Corporation II, Inc.	Arizona	86-0743383
Tinley Park A. Imports, Inc.	Delaware	52-2124968
Tinley Park J. Imports, Inc.	Delaware	52-2104777
Tinley Park V. Imports, Inc.	Delaware	84-1041105
TORRANCE NISSAN HOLDING, LLC	Delaware	20-5224866
TORRANCE NISSAN, LLC	Delaware	65-0944661
Tousley Ford, Inc.	Minnesota	41-0609970
TOYOTA CERRITOS LIMITED PARTNERSHIP	Georgia	88-0377743
Triangle Corporation	Delaware	52-2025037
T-West Sales & Service, Inc.	Nevada	88-0235466
Valencia Auto Imports Holding, LLC	Delaware	45-4503286
VALENCIA B. IMPORTS HOLDING, LLC	Delaware	20-5225959
Valencia B. Imports, Inc.	Delaware	20-0152054
Valencia Dodge	California	95-3935812
VALENCIA DODGE HOLDING, LLC	Delaware	20-5226772
VALENCIA H. IMPORTS HOLDING, LLC	Delaware	20-5226809
Valencia H. Imports, Inc.	Delaware	20-0152004
VALLEY CHEVROLET, LLC	Delaware	47-0922623
VANDERBEEK MOTORS HOLDING, LLC	Delaware	20-5226839
Vanderbeek Motors, Inc.	California	94-2494800
Vanderbeek Olds/GMC Truck, Inc.	California	68-0072435
VANDERBEEK TRUCK HOLDING, LLC	Delaware	20-5373982
VILLAGE MOTORS, LLC	Delaware	65-0944660
Vince Wiese Chevrolet, Inc.	Delaware	95-2703429
VINCE WIESE HOLDING, LLC	Delaware	20-5226871
W.O. Bankston Nissan, Inc.	Texas	75-1279211
WALLACE DODGE, LLC	Delaware	65-0944659
WALLACE FORD, LLC	Delaware	65-0944658
WALLACE LINCOLN-MERCURY, LLC	Delaware	65-0944657
WALLACE NISSAN, LLC	Delaware	65-0944655
Webb Automotive Group, Inc.	California	33-0338459
West Colorado Motors, LLC	Delaware	65-0944593
West Colton Cars, Inc.	California	77-0428114

Exact name of additional registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
West Side Motors, Inc.	Tennessee	62-1030139
Westgate Chevrolet GP, LLC	Delaware	06-1699676
Westgate Chevrolet, Ltd.	Texas	20-0058608
Westmont A. Imports, Inc.	Delaware	65-0725800
Westmont B. Imports, Inc.	Delaware	65-1151452
Westmont M. Imports, Inc.	Delaware	65-1151453
Woody Capital Investment Company II	Colorado	84-1167986
Woody Capital Investment Company III	Colorado	84-1167988
Working Man’s Credit Plan, Inc.	Texas	75-2458731
Allen Samuels Enterprises, Inc.	Texas	75-2271986
Allen Samuels Chevrolet of Corpus Christi, Inc.	Texas	74-2652504
Allen Samuels Chevrolet of Waco, Inc.	Texas	74-1776820
TX Alliance Motors, Inc.	Texas	74-2941297
TX Ennis Autoplex Motors, Inc.	Texas	75-2301576
TX Motors of North Richland Hills, Inc.	Delaware	75-1574866
TX West Houston Motors, Inc.	Texas	74-2705707
TX Motors on Katy Freeway, Inc.	Texas	74-2941811
TX Motors on Southwest Loop, Inc.	Texas	75-2095119
Auto Company 2016-1, Inc.	Delaware	81-1349193
Auto Company 2016-2, Inc.	Delaware	81-1349321
Auto Company 2016-3, Inc.	Delaware	81-1349481
Auto Company 2016-4, Inc.	Delaware	81-1349630
Auto Company 2016-5, Inc.	Delaware	81-1367856
Auto Company 2016-6, Inc.	Delaware	81-1367949
Auto Company 2016-7, Inc.	Delaware	81-1368063
Auto Company 2016-8, Inc.	Delaware	81-1368158
Auto Company 2016-9, Inc.	Delaware	81-1387803
Auto Company 2016-10, Inc.	Delaware	81-1387945
Auto Company 2016-11, Inc.	Delaware	81-1388043
Auto Company 2016-12, Inc.	Delaware	81-1388255
Auto Company 2016-13, Inc.	Delaware	81-1423815
Auto Company 2016-14, Inc.	Delaware	81-1423892
Auto Company 2016-15, Inc.	Delaware	81-1423956
Auto Company 2016-16, Inc.	Delaware	81-1424011
Auto Company 2016-17, Inc.	Delaware	81-1456473
Auto Company 2016-18, Inc.	Delaware	81-1456551
Auto Company 2016-19, Inc.	Delaware	81-1456608
Auto Company 2016-20, Inc.	Delaware	81-1456666
Auto Dealership 2016-1, LLC	Delaware	81-1348781
Auto Dealership 2016-2, LLC	Delaware	81-1349768
Auto Dealership 2016-3, LLC	Delaware	81-1368257
Auto Dealership 2016-4, LLC	Delaware	81-1368355
Auto Dealership 2016-5, LLC	Delaware	81-1388406
Auto Dealership 2016-6, LLC	Delaware	81-1388478
Auto Dealership 2016-7, LLC	Delaware	81-1424093
Auto Dealership 2016-8, LLC	Delaware	81-1424163
Auto Dealership 2016-9, LLC	Delaware	81-1456370
Auto Dealership 2016-10, LLC	Delaware	81-1456416

All Additional Registrants have the following principal executive office:

c/o AutoNation, Inc.

200 SW 1st Ave

Fort Lauderdale, Florida 33301

Item 1. General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Treasury Department

Washington, D.C.

Federal Deposit Insurance Corporation

Washington, D.C.

Federal Reserve Bank of San Francisco

San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence for Wells Fargo Bank, National Association, dated January 14, 2015.*

Exhibit 3.	A copy of the Comptroller of the Currency Certification of Fiduciary Powers for Wells Fargo Bank, National Association, dated January 6, 2014.*

Exhibit 4.	Copy of By-laws of the trustee as now in effect.*

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

*	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit to the Filing 305B2 dated March 13, 2015 of file number 333-190926.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and State of Georgia on the 16th day of February, 2016.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Stefan Victory
Stefan Victory
Vice President

EXHIBIT 6

February 16, 2016

Securities and Exchange Commission

Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Stefan Victory
Stefan Victory
Vice President

Exhibit 7

Consolidated Report of Condition of

Wells Fargo Bank National Association

of 101 North Phillips Avenue, Sioux Falls, SD 57104

And Foreign and Domestic Subsidiaries,

at the close of business December 31, 2015, filed in accordance with 12 U.S.C. §161 for National Banks.

		Dollar Amounts In Millions
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin		$16,979
Interest-bearing balances		223,029
Securities:
Held-to-maturity securities		80,197
Available-for-sale securities		242,793
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices		106
Securities purchased under agreements to resell		19,410
Loans and lease financing receivables:
Loans and leases held for sale		14,220
Loans and leases, net of unearned income	874,691
LESS: Allowance for loan and lease losses	10,349
Loans and leases, net of unearned income and allowance		864,342
Trading Assets		36,666
Premises and fixed assets (including capitalized leases)		7,632
Other real estate owned		1,338
Investments in unconsolidated subsidiaries and associated companies		1,109
Direct and indirect investments in real estate ventures		0
Intangible assets
Goodwill		21,471
Other intangible assets		17,042
Other assets		64,246

Total assets		$1,610,580

LIABILITIES
Deposits:
In domestic offices		$1,120,976
Noninterest-bearing	351,211
Interest-bearing	769,765
In foreign offices, Edge and Agreement subsidiaries, and IBFs		137,649
Noninterest-bearing	684
Interest-bearing	136,965
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices		4,880
Securities sold under agreements to repurchase		20,470

Dollar Amounts In Millions
Trading liabilities	20,694
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	111,172
Subordinated notes and debentures	15,438
Other liabilities	28,382

Total liabilities	$1,459,661

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	519
Surplus (exclude all surplus related to preferred stock)	106,703
Retained earnings	41,194
Accumulated other comprehensive income	2,097
Other equity capital components	0

Total bank equity capital	150,513
Noncontrolling (minority) interests in consolidated subsidiaries	406

Total equity capital	150,919

Total liabilities, and equity capital	$1,610,580

I, John R. Shrewsberry, Sr. EVP & CFO of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

John R. Shrewsberry

Sr. EVP & CFO

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Cynthia Mulligan	Directors
Stephen W. Sanger
Enrique Hernandez, Jr